UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOSTON PROPERTIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2020.

BOSTON PROPERTIES, INC.

BOSTON PROPERTIES, INC.
800 BOYLSTON STREET, SUITE 1900
BOSTON, MA 02199
ATTN: INVESTOR RELATIONS

Meeting Information*

Meeting Type: Annual Meeting
For holders as of: March 25, 2020
Date: May 20, 2020 **Time:** 9:00 AM EDT
Location: Metropolitan Square
655 15th St, NW
2nd Floor
Washington, D.C. 20005

*Depending on the status of health concerns about the coronavirus, or COVID-19, we may decide to hold the Annual Meeting by live audio webcast instead of holding the Annual Meeting at Metropolitan Square. The Company will publicly announce a decision to hold the Annual Meeting, at the same date and time, solely by audio webcast in a press release available at http://investors.bxp.com/press-releases as soon as practicable before the Annual Meeting. In the event the Annual Meeting is not held at Metropolitan Square, you or your proxyholder may participate, vote and examine our stockholder list by visiting www.virtualshareholdermeeting.com/BXP2020 and using your 16-digit control number.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D05129-P38343

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT    ANNUAL REPORT TO STOCKHOLDERS

How to View Online:

Have the information that is printed in the box marked by the arrow    XXXX XXXX XXXX XXXX (located on the

following page) and visit: www.proxyvote .com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

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marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote In Person:

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any

P38343

special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions D05130 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

all of the nominees for director listed.

1. Election of Directors:

Nominees: The Board of Directors recommends you vote FOR

proposals 2 and 3.

1a. Joel I. Klein

2. To approve, by non-binding, advisory resolution,

the Company’s named executive officer

1b. Kelly A. Ayotte compensation.

3. To ratify the Audit Committee’s appointment of

1c. Bruce W. Duncan PricewaterhouseCoopers LLP as the Company’s

independent registered public accounting firm

1d. Karen E. Dykstra for the fiscal year ending December 31, 2020.

NOTE: In their discretion, the proxies are authorized to

1e. Carol B. Einiger vote upon any other matters that are properly brought by or at the direction of the Board of Directors before

the Annual Meeting and at any adjournments or

1f. Diane J. Hoskins postponements thereof.

1g. Douglas T. Linde

1h. Matthew J. Lustig

1i. Owen D. Thomas

1j. David A. Twardock

1k. William H. Walton, III

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